Exhibit 10.10

SECURITIES EXCHANGE AGREEMENT

SECURITIES EXCHANGE AGREEMENT (this “Agreement”), dated as of April  ___, 2011, by and between ABSOLUTE LIFE SOLUTIONS, INC., a Nevada corporation (the “Company”) and each holder of the Company’s Series A 12.5% Convertible Preferred Stock (the “Series A Preferred Stock”) named on a signature page hereto (each, a “Holder” and any two or more, “Holders”).

Reference is made to that certain Securities Purchase Agreement, dated as of the date indicated on the Holder’s signature page hereto (the “Securities Purchase Agreement”), to which the Company and each Holder was a party.  Pursuant to the terms of the Securities Purchase Agreement, the Company issued to the Holder (i) the number of shares of Series A Preferred Stock identified on the Holder’s signature page (the “Holder’s Series A Shares”), each of which Series A Shares had a stated value of $1,000 per share (the aggregate stated value of the Holder’s Series A Shares, the “Holder’s Series A Stated Value”), and (ii) two warrants for the purchase of the shares of the Company’s Common Stock (the “SPA Warrants”), one of which was exercisable for an initial exercise price of $2.00 per share (subject to possible adjustment as provided therein) and the other of which (the “Second SPA Warrant”) was exercisable for an initial exercise price of $4.00 per share (subject to possible adjustment).  Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

Pursuant to and subject to the terms of this Agreement, the Company is offering to exchange the Series A Preferred Stock of each holder of such shares for the Exchange Securities (as defined below).  The term “Exchange Securities” means, with respect to each Holder signatory to this Agreement, (i) a number of Series B Shares (as defined below) equivalent to the number of such Holder’s Series A Shares, and (ii) an Exchange Warrant (as defined below).

The term “Series B Shares” means the shares of the Company’s Series B 12.5% Convertible Stock (the “Series B Preferred Stock”), each of which has such rights, privileges, preferences and other terms as provided in a Certificate of Designations substantially in the form of Exhibit A to this Agreement (the “Series B Certificate of Designations”), including but not limited to, a stated value of $1,000 per share (so that the stated value of the Holder’s Series B Shares [the “Holder’s Series B Stated Value”] will be equal to the Holder’s Series A Stated Value).

The term “Exchange Warrant” means a warrant for the purchase of 50 shares of the Company’s Common Stock for each $1,000 of the Holder’s Series A Stated Value, which warrant shall otherwise  have terms substantially similar to the Second SPA Warrant, including, but not limited to, initial exercise price (with similar possible adjustments) and expiration date.  The Exchange Warrant shall otherwise be substantially in the form of Exhibit B to this Agreement.

The transaction effecting the exchange of the Holder’s Series A Shares for the Exchange Securities (the “Exchange”) is intended to be exempt from registration pursuant to Sections 3(a)(9) and 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and is subject to written confirmation by the Company and ratification by the Company’s Board of Directors.  The date on which the Exchange is effected is referred to herein as the “Settlement Date.”

NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and each Holder (individually and not jointly) hereby agree as follows:

1.

Exchange of Shares.  The number of the Holder’s Series A Shares to be exchanged on the Settlement Date shall be the number of shares of Series A Preferred Stock identified on the Holder’s signature page hereof; such shares shall represent all of the Holder’s shares of Series A Preferred Stock as of the date of this Agreement.  The number of Series B Shares to be issued to the Holder and the number of shares of Common Stock to be specified in the Exchange Warrant to be issued to the Holder in the Exchange will be based on the number of the Holder’s Series A Shares.

2.

Effective  Date.  This Agreement will not be effective unless it is executed by Holders whose aggregate Holder’s Series A Stated Value is at least $4,000,00 (the “Minimum Exchange Threshold”).

3.

Action on Settlement Date; Restricted Securities.

(a)

On the Settlement Date, the Holder shall deliver or cause to be delivered to the Company or its counsel, certificate(s) for the Holder’s Series A Shares, each duly endorsed by the Holder, which shares shall be free and clear of any liens, claims or encumbrances, and the Company shall issue and deliver to the Holder the Exchange Securities.

(b)

The Holder acknowledges and agrees that, until such time as the relevant Exchange Securities or Conversion Shares (as defined below) have been registered under the Securities Act and may be sold in accordance with an effective registration statement, or until such Exchange Securities or (or any securities to be issued on the conversion, exercise or other provisions thereof, collectively, “Conversion Securities”; the Conversion Securities and the Exchange Securities, collectively, “B Securities”) can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the B Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such B Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c)

On the Settlement Date, the Holder’s Series A Shares shall automatically, and without further action, be canceled and, as of such date, shall be null and void and of no further effect.  The Exchange, however, does not affect the SPA Warrants of the Holder, each of which remains in full force and effect.

4.

No Other Consideration.  Except as specified herein, neither the Holder nor the Company is providing any other consideration to the other in connection with the Exchange.

5.

Representations, Warranties and Covenants of the Company.

(a)

Organization; Capacity and Authority.  The Company is a corporation duly organized, validly existing and, as of the date hereof, in good standing under the laws of the State of Nevada.  The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue the Exchange Securities in accordance with the terms hereof.  The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company. The undersigned officer of the Company has full authority to execute this Agreement and to bind the Company thereby.  This Agreement has been duly executed and delivered by the Company.  This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors’ rights generally and to general principles of equity (regardless of whether enforcement is considered at law or in equity).

(b)

Issuance of Shares.  On or before the Settlement Date, (i) the terms of the Series B Certificate of Designation will have been duly authorized by the Board of Directors of the Company, which authorization constitutes all the corporate action required to authorize such Series B Certificate of Designations and the Series B Certificate of Designations will have been duly executed and filed in the office of the Secretary of State of the State of Nevada, (ii) the issuance of the Exchange Warrants will have been duly authorized by all necessary corporate action of the Company; and (iii) the shares of Common Stock of the Company to be issued upon conversion or otherwise in accordance with the terms of the Series B Certificate of Designations and upon the exercise of the Exchange Warrants in accordance with their terms shall have been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, such shares of Common Stock of the Company shall be validly issued and outstanding, fully paid and non-assessable.

(c)

No Commissions or Remuneration.  The Company hereby represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to the Holder or to any third party for the solicitation of the Exchange under this Agreement.

(d)

Consent of Other Security Holders.  On or prior to the Settlement Date, the Company will have obtained the acknowledgment or consent of the requisite holders of the Series A Preferred Stock to (i) the determination that the Exchange is not a “New Transaction” as that term is used in the Securities Purchase Agreement and other Transaction Agreements, and (ii) the amendment of the Registration Rights Agreement contemplated herein.

(e)

Costs and Expenses.  The Company shall pay its own costs and expenses, including but not limited to attorneys fees, incurred in connection with its performance of transactions contemplated hereby.

(f)

Independent Nature of Holder.  The Company acknowledges that the obligations of each Holder under the Agreement are several and not joint with the obligations of any other Holder or of any other holder of any securities of the Company, and no Holder shall be responsible in any way for the performance of the obligations of any other person under the Agreement.  The decision of each Holder to participate in the Exchange pursuant to this Agreement has been made by such Holder independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have made or given by any other person or by any agent or employee of any other person, and no Holder or any of its agents or employees shall not have any liability to any person relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any agreement, and no action taken by the Holder pursuant hereto or thereto, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder is in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement.  The Company acknowledges that the Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement and it shall not be necessary for any other person to be joined as an additional party in any proceeding for such purpose.

6.

Representations, Warranties and Covenants of the Holder.

(a)

Organization; Power and Authority.  If the Holder is not an individual, the Holder is an entity duly organized and validly existing under the laws of it jurisdiction of organization as indicated on the Holder’s signature page hereto.  The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement and to exchange the Holder’s Series A Shares in accordance with the terms hereof.  The execution, delivery and performance of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action. If the Holder is not an individual, the undersigned officer or other authorized signatory of the Holder has full authority to execute this Agreement and to bind the Holder thereby.  This Agreement has been duly executed and delivered by the Holder.  This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditors’ rights generally and to general principles of equity (regardless of whether enforcement is considered at law or in equity).

(b)

Exempt Offering.  The Holder acknowledges that the transaction contemplated hereby is intended to be exempt from registration by virtue of Sections 3(a)(9) and 4(2) of the Securities Act.  The Holder knows of no reason why such exemption is not available.

(c)

Existing Holder of Series A Shares.  The Holder represents and warrants that the Holder is the sole legal and beneficial holder of the Holder’s Series A Shares being exchanged by the Holder.

(d)

Title to Series A Shares.  At the Settlement Date, the Holder shall deliver good, valid and marketable title to the Holder’s Series A Shares transferred to the Company hereunder free and clear of any liens, charges, and encumbrances.

(e)

Seniority of Other Securities.  The Holder acknowledges that, by virtue of the Exchange, the Holder will be holding a class of securities which is junior in seniority in certain respects to the Series A Preferred Stock.  The Holder acknowledges that the Holder is aware that this means that, under certain conditions, the Holder may receive less in proceeds , if any, than the Holder would have received if the Holder had not become a signatory to this Agreement and participated in the Exchange and that under certain circumstances, the Holder may be bound by a vote of the Holders of Series A Preferred Stock.  The Holder acknowledges that the Company may be selling additional Series B Shares in addition to the Exchange Shares .

(f)

No Commissions or Remuneration.  The Holder hereby represents that the Holder has not and shall not, and no one acting on the Holder’s behalf has received, or shall receive, any commissions or other remuneration paid or given directly or indirectly for soliciting the Exchange under this Agreement and that the Holder shall not pay or agree to pay commissions or remuneration to any other third party directly or indirectly for soliciting such Exchange.

(g)

Accredited Investor.  The Holder represents and warrants that (i) the Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

(h)

Access to Information.  The Holder has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of the transaction contemplated hereby and acknowledges that it, among other things, has received or reviewed copies of the Company’s Annual, Quarterly and Periodic Reports on Form 10-K, 10-Q and 8-K, as the case may be, as are available on the SEC’s EDGAR system as of the date of this Agreement and as of the Settlement Date.  The Holder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the exchange of the Holder’s Series A Shares for the Exchange Securities and to make an informed investment decision with respect thereto, as contemplated hereby, and the Holder acknowledges that the Company makes no representation regarding the value of the Exchange Securities.

(i)

No Distribution.  The Holder represents and warrants that it currently has no present plans, transactions, or agreements with any third party for the distribution of the Exchange Securities (or any Conversion Securities) and that all such securities shall be acquired by the Holder for its own investment holdings and purposes.

(j)

No Violation.  The Holder represents and warrants that the execution and delivery of this agreement by the Holder and the performance by the Holder of its obligations hereunder do not and will not violate any law or regulation applicable to the Holder.

(k)

Publicity.  The Holder covenants that it will keep the terms of this Agreement confidential and shall not disclose such terms to any other person or entity.

(l)

Costs and Expenses.  The Holder shall pay its own costs and expenses, including but not limited to attorneys fees, incurred in connection with its performance of transactions contemplated hereby.

(m)

Independent Action.  The Holder has not agreed to act with any other Holder or any other holder of securities of the Company for the purpose of acquiring, holding, voting or disposing of any of the Exchange Securities to be acquired pursuant to the Exchange hereunder (or any of the Conversion Securities acquired pursuant to the terms of the Exchange Securities) for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, and the Holder is acting independently with respect to its acquisition, investment and ownership of the Exchange Securities (and the Conversion Securities).

7.

Registration Rights Agreement and Other Transaction Agreements.

(a)

The parties agree that, as of the Settlement Date, the Registration Rights Agreement shall be deemed amended as follows: (a) references to “Registrable Shares,” to the extent that they referred to shares of Common Stock issuable in connection with the Holder’s Series A Shares shall be deemed to refer to shares of Common Stock issuable in connection with the Holder’s Series B Shares, and (b) references to “Warrant Shares” shall include not only the shares issuable on exercise of the SPA Warrants held by the Holder, but also shares issuable on exercise of the Exchange Warrants held by the Holder.  All other terms and conditions of the Registration Statement shall remain in full force and effect.

(b)

The parties agrees that, as of the Settlement Date, except to the extent specified herein or to the extent required to refer to the Series B Shares instead of the Series A Shares or to include the Exchange Warrants in the term “Warrants,” all other terms and conditions of the Transaction Agreements remain in full force and effect.

8.

Notices.  Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the addresses provided below (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto).  The addresses for such communications shall be:

If to the Company:

Absolute Life Solutions, Inc.

45 Broadway

6th Floor

Attn:  Moshe Oratz

Telephone No.: 212-201-4070

Telecopier No.: 212-201-4071

with copies (which copies

shall not constitute notice

to the Company) to:

Krieger & Prager LLP, Esqs.

39 Broadway; Suite 920

New York, New York 10006

Attn: Samuel M. Krieger, Esq.

Telephone: (212) 363-2900

Telecopier: (212) 363-2999

If to the Holder:

At the address of such Holder set forth on the Holder’s signature page hereto.

9.

Amendment; Entire Agreement.  This Agreement cannot be amended or modified except by a writing executed by both parties which expresses, by its terms, an intention to modify this agreement.  This Agreement constitutes the entire agreement by and among the parties hereto and supercedes any prior proposals, agreements or understandings relating to the subject matter hereof.  Each party acknowledges and agrees that it is relying on no other representation, warranty, covenant or agreement of the other party except for those set forth in this Agreement.

10.

Governing Law.

(a)

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper.

(b)

JURY TRIAL WAIVER.  Each of the Company and the Holder hereby waives a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Agreement or the Exchange.

11.

Miscellaneous.

(a)

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(b)

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(c)

This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

(d)

All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(e)

This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

(f)

A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

(g)

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(h)

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(i)

This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, each of the Company and the Holder acknowledge and agree that this Agreement was duly executed as of the date first above written:

COMPANY:

ABSOLUTE LIFE SOLUTIONS, INC.

Signature:________________________________
Name: _____________________________
Title: _____________________________

HOLDER:

NAME: __________________________________

Number of shares of Series A Preferred Stock: ___________________
Number of shares of Series B Preferred Stock: ___________________
Number of Exchange Warrants : _________________

Date of Securities Purchase Agreement: as of __________, 201_

ADDRESS: ____________________________________
____________________________________
____________________________________
Telephone No. ________________________
Telecopier No. ________________________

If an entity, jurisdiction of organization: _________________

___________________________________
[Print name of Holder]

By: ________________________________
[Signature]
Name: _____________________________
Title: _____________________________
Date: _____________, 2011

EXHIBIT A TO THE SECURITIES EXCHANGE AGREEMENT

FORM OF SERIES B CERTIFICATE OF DESIGNATIONS

EXHIBIT A TO THE SECURITIES EXCHANGE AGREEMENT

FORM OF EXCHANGE WARRANT